UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2019

Roan Resources, Inc.
(Exact name of registrant as specified in its charter)

001-32720
(Commission File Number)
Delaware		83-1984112
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)
14701 Hertz Quail Springs Pkwy Oklahoma City, OK 73134
(Address of Principal Executive Offices)

(405) 896-8050
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
Annual Meeting
The board of directors (the “Board”) of Roan Resources, Inc. (the “Company”) has determined that it intends to hold the Company’s Annual Meeting of Stockholders (the “2019 Annual Meeting”) on June 4, 2019, at a time and location to be specified in the Company’s proxy statement for the 2019 Annual Meeting.
Stockholder Proposals and Director Nominations
Because the 2019 Annual Meeting is the Company’s first annual meeting, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company may set a deadline for receipt of Rule 14a-8 stockholder proposals that is a reasonable time before the Company plans to print and send its proxy materials. Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting pursuant to Rule 14a-8 must ensure that their proposal is received by the Secretary of the Company at 14701 Hertz Quail Springs Pkwy, Oklahoma City, OK 73134 by March 5, 2019, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Rule 14a-8 proponents and the proposals they submit must also comply with the requirements of Rule 14a-8 and other applicable laws in order to be eligible for inclusion in the Company’s proxy materials for the 2019 Annual Meeting. The March 5, 2019 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.
In addition, in accordance with the requirements contained in the Second Amended and Restated Bylaws of the Company (the “Bylaws”), stockholders who wish to bring business before the 2019 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director must ensure that written notice (including all of the information specified in the Bylaws) of such proposal or nomination is received by the Secretary of the Company at the address specified above no later than the close of business on March 1, 2019. Any such proposal or nomination must meet the requirements set forth in the Bylaws in order to be brought before the 2019 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ROAN RESOURCES, INC.

Date:	February 19, 2019
By:	/s/ David Treadwell
Name:	David Treadwell
Title:	General Counsel and Corporate Secretary